As filed with the Securities and Exchange Commission on June 28, 2005

1933 Act File No. 333-102943

1940 Act File No. 811-21294

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-effective Amendment No.	☐
Post-effective Amendment No. 11	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 12	☒

Munder Series Trust

(Exact Name of Registrant as Specified in Charter)

480 Pierce Street, Birmingham, Michigan	48009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 438-5789

Stephen J. Shenkenberg

c/o Munder Series Trust

480 Pierce Street

Birmingham, Michigan 48009

(Name and Address of Agent for Service)

Copies to:

Jane A. Kanter, Esquire

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective (check the appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for previously filed post-effective amendment.

Munder Small-Mid Cap Fund

CLASS A, B, C, K, R & Y SHARES

PROSPECTUS

July 1, 2005

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Large-Cap Core Growth

Index 500

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Small-Mid Cap Fund

CLASS A, B, C, K, R & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in the equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small- to mid-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders.

Small- to mid-capitalization companies are those companies with a market capitalization within the range of companies included in the S&P 1000® Index. The S&P 1000® Index combines the S&P MidCap 400® Index and the S&P SmallCap 600® Index and measures the performance of both the small-cap and mid-cap sectors of the U.S. equity market. Based on the most recent data available at printing, such capitalizations are between approximately $40 million and $8.6 billion.

The Fund’s investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended investment process seeks to provide better performance over a complete market cycle than either a pure growth or a pure value approach.

In selecting the Fund’s investments in domestic, and to a lesser extent, foreign equity securities, the advisor looks for companies with characteristics that are consistent with the Fund’s investment style, including, among others:

-	Above-average earnings growth;
-	Attractive valuation;
-	Financial profitability; and
-	Strong management.

The Fund may write covered call options and may use exchange-traded funds (ETFs) to manage cash. The Fund may also engage in short-term trading.

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PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

-	Smaller Company Stock Risk

The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small companies’ stocks typically are traded in a lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

-	Derivatives Risk

The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative’s counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

-	ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. The risk of owning an ETF generally reflects the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

-	Foreign Securities Risk

Investments by the Fund in U.S. dollar denominated foreign securities present risks of loss in addition to those presented by investments in U.S.

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securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ in some cases significantly, from U.S. standards.

-	Short-Term Trading Risk

Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund’s performance.

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PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	5.5%(a)	None	None	None	None		None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None		None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None		None
Redemption Fees	2%(e)	2%(e)	2%(e)	2%(e)	2%(e)		2%(e)
Exchange Fees	None	None	None	None	None		None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	(1)	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%		0.00%
Other Expenses (2)	1.19%	1.19%	1.19%	1.19%	1.19%		1.19%

Total Annual Fund Operating Expenses (2)	2.19%	2.94%	2.94%	2.19%	2.44%		1.94%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.
(1)	The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class R shares that allows the Fund to use up to 1.00% of the average daily net assets attributable to its Class R shares of the Fund to pay distribution and other fees in connection with the sale of its Class R shares. However, under the Fund’s Distribution Agreement, such fees are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

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(2)	Other Expenses and Total Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. In addition, the Advisor has voluntarily agreed to waive a portion of its Management Fees and/or reimburse Other Expenses in order to keep Total Annual Fund Operating Expenses at 1.45%, 2.45%, 2.45%, 1.45%, 1.70%, and 1.20% for Class A, Class B, Class C, Class K, Class R, and Class Y shares, respectively.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares*	Class B Shares**	Class C Shares*	Class C Shares**	Class K Shares	Class R Shares	Class Y Shares
1 Year	$760	$797	$297	$397	$297	$222	$222	$197
3 Years	$1,197	$1,210	$910	$910	$910	$685	$693	$609

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.

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GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

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MORE ABOUT THE FUND

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

FURTHER INFORMATION

REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, purchase derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes, for the purpose of remaining fully invested, or for the purpose of maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s

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initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign currency-denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

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OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value (“NAV”) will decline in value by proportionately more than the decline in value of the securities.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment goal when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

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PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month, on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical all Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the NAV next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K, Class R or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K, Class R and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

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SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K, Class R and Class Y shares through this prospectus. Class K, Class R and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other shareholder servicing fees as described in the section entitled “Distribution and Service Plan Fees,” and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B, Class C and Class R shares; annual expenses of Class K shares generally are equal to Class A shares.

Class R Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Higher annual expenses than Class A shares.

-	Lower annual expenses than Class B and Class C shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

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APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of
	Offering Price %	Net Amount Invested %
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None*	None	*

*	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    individuals with an investment account or relationship with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    certain qualified employee benefit plans and employer-sponsored retirement plans;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the

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Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction.

If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you may need to inform the

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Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales load reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have at your broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary by related parties of the shareholder, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Small-Mid Cap Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
First	5.00%
Second	4.00%
Third	3.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh and thereafter	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

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CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C, Class K and Class R shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B, Class C and Class R shares and for services provided to shareholders of Class A, Class B, Class C, Class K and Class R shares.

Payments made under the Plan by Class A, Class B, Class C and Class R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C, Class K and Class R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B, Class C and Class R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

Because the fees are paid out of the Fund’s assets on a ongoing basis, over time these fees will increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or

15

other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

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VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during the quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars

17

at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of it’s earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

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TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of the Fund. As of March 31, 2005, MCM had approximately $36.7 billion in assets under management, of which $18.9 billion were invested in equity securities, $8.8 billion were invested in money market or other short-term instruments, $8.3 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

The advisory fee for the Fund will be paid at an annual rate of 0.75% of the Fund’s average daily net assets.

PORTFOLIO MANAGEMENT TEAM

A team of professionals employed by MCM makes investment decisions for the Fund.

The team is made up of MCM’s Small-Cap Value team, which consists of Robert Crosby, Julie R. Hollinshead, John P. Richardson, and MCM’s Mid-Cap Core Growth team, which consists of Tony Y. Dong, Brian Matuszak, Larry Cao and Andy Mui. Mr. Crosby and Mr. Dong jointly make final investment decisions for the Fund. In identifying potential small-cap investments for the Fund, Mr. Crosby selects securities from a universe jointly created by the Small-Cap Value team. With respect to the Fund’s mid-cap investments, the Mid-Cap Core Growth team members provide analytical support for Mr. Dong’s selections.

Robert E. Crosby, CFA, Senior Portfolio Manager, has been co-manager of the Fund since its inception. He also co-manages the Munder Small-Cap Value and Micro-Cap Equity Funds, as well as separately managed accounts in MCM’s Small-Cap Value, Micro-Cap and Mid-Cap/Small-Cap Blend disciplines. Mr. Crosby was appointed co-manager of the Munder Small-Cap Value Fund in June 2003 and co-manager of the Micro-Cap Equity Fund in 2005. Prior to joining the Small-Cap Value and Micro-Cap portfolio management teams, Mr. Crosby consulted with team members on certain types of investments, particularly REITs and energy stocks. Mr. Crosby has managed or co-managed the Munder Real Estate Equity Investment Fund (a REIT fund) since 1998. He also served as co-manager of the Munder Power Plus Fund from late 2001 through early 2003. Prior to 1998, Mr. Crosby was an equity analyst specializing in energy, finance, and capital goods. Mr. Crosby joined MCM in 1993.

Tony Y. Dong, CFA, Director, Mid-Cap Equity and Senior Portfolio Manager, has been co-manager of the Fund since its inception. He is also a member of the portfolio management team for the Munder Mid-Cap Core Growth Fund, as well as for separately managed accounts in MCM’s Mid-Cap Core Growth and Mid-Cap/Small-Cap Blend disciplines. Mr. Dong joined the Mid-Cap Core Growth team as a senior portfolio manager in January, 2001, and assumed the lead manager role in March, 2002. He became part of the Mid-Cap/Small-Cap Blend team in November, 2003.

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Prior to 2001, Mr. Dong worked as a senior portfolio manager for MCM’s Growth at a Reasonable Price (GARP) investment discipline.

Julie R. Hollinshead, CFA, Senior Portfolio Manager, has been part of the Fund’s portfolio management team since its inception. She also co-manages the Munder Small-Cap Value Fund and the Munder Micro-Cap Equity Fund, as well as for separately managed accounts in MCM’s Small-Cap Value, Micro-Cap and Mid-Cap/Small-Cap Blend disciplines. At the beginning of 2003, Ms. Hollinshead joined the Micro-Cap portfolio management team, and later that year joined the Small-Cap Value portfolio management team. Prior to 2003, Ms. Hollinshead was an equity analyst specializing in the consumer discretionary, consumer staples, healthcare and industrial sectors of within the small-capitalization value and micro-cap disciplines. Ms. Hollinshead joined MCM in 1995.

John P. Richardson, CFA, Director, Small-Cap Equity and Senior Portfolio Manager, has been co-manager of the Fund since its inception. He also co-manages all mutual fund and separately managed accounts in MCM’s Small-Capitalization Value, Micro-Cap and Mid-Cap/Small-Cap Blend investment disciplines. Mr. Richardson was appointed co-manager of the Munder Small-Cap Value Fund in early 2000, and co-manager of the Munder Micro-Cap Equity Fund in early 2002. Before these assignments, Mr. Richardson spent a decade managing MCM’s Growth at a Reasonable Price (GARP) equity portfolios. Mr. Richardson is one of the founders of MCM, having joined the company shortly after its inception in 1985.

Brian S. Matuszak, CFA, Senior Equity Analyst, has been part of the Fund’s portfolio management team since its inception. He is also a member of the portfolio management team for the Munder Real Estate Equity Investment Fund and Munder Mid-Cap Core Growth Fund, as well as for separately managed accounts in MCM’s REIT, Mid-Cap Core Growth and Mid-Cap/Small-Cap Blend disciplines. Mr. Matuszak joined the REIT and Mid-Cap Core Growth portfolio management teams as an Equity Analyst in April, 2002, and was promoted to Senior Equity Analyst in January, 2005. Prior to April, 2002, Mr. Matuszak had been an internal wholesaler at MCM, marketing the Munder Funds and Munder Funds wrap products. He joined MCM in May, 2000.

Larry Cao, CFA, Portfolio Manager/Senior Equity Analyst, has been a member of the Fund’s portfolio management team since its inception. He is also a member of the portfolio management teams for the Munder Mid-Cap Core Growth Fund and the Munder International Equity Fund, as well as for separately managed accounts in MCM’s Mid-Cap Core Growth and Mid-Cap/Small-Cap Blend disciplines. Mr. Cao joined the Mid-Cap Core Growth team in May, 2004 as an Equity Analyst and was subsequently promoted to Senior Equity Analyst in August, 2004, and Portfolio Manager/Senior Equity Analyst in March, 2005. Mr. Cao was hired by MCM in June, 2002 as a Quantitative/Equity Analyst responsible for quantitative strategy research and risk analysis as well as fundamental analysis of small-cap technology stocks. Before that, Mr. Cao was a U.S. Dollar Fixed Income Portfolio Manager at the People’s Bank of China and a Senior Associate at McKinsey & Co.

Andy Y. Mui, CPA, Senior Equity Analyst, has been a member of the Fund’s portfolio management team since its inception. He is also a member of the portfolio management team for the Munder Mid-Cap Core Growth Fund, as well as for separately managed accounts in MCM’s

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Mid-Cap Core Growth and Mid-Cap/Small-Cap Blend disciplines. Mr. Mui joined MCM in June, 2005 as a Senior Equity Analyst. Prior to joining MCM, he had been an Equity Research Associate for Smith Barney Citigroup since 2004. He was also an Equity Research Associate with RBC Capital Markets from mid-2002 through 2003. From August 2000 through May 2002, Mr. Mui was pursuing his M.B.A. and the Tuck School of Business at Dartmouth. He also held the position of Equity Research Associate at Banc of America Securities LLC during the Summer of 2001.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

PRIOR PERFORMANCE OF COMPOSITE OF SIMILARLY MANAGED ACCOUNTS

The table below is designed to show you how a composite of similar separate accounts managed by MCM has performed over various periods in the past. You should not consider the performance of the Composite as an indication of the future performance of the Fund.

The Fund has substantially the same investment objective, policies and strategies as the Munder Mid-Cap/Small-Cap Blend composite (“Composite”). The Composite is made up of all fully discretionary separate accounts advised by MCM that are managed in the same small-mid cap discipline as the Fund. While the Fund is managed in a manner similar to that of the Composite, investors should be aware that the Fund is not the same as the Composite and will not have the same performance. Different performance will result due to factors such as differences in cash flows into and out of the Fund and different fees and expenses.

The performance figures shown below for the Composite reflect the deduction of the historical fees and expenses paid by the separate accounts included in the Composite and not those to be paid by the Fund. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Fund to calculate its own performance. The separate accounts included in the Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Returns would have been lower if the Composite had been subject to these expenses and regulations.

The following table shows the average annual total return of the Composite for the calendar year ending December 31, 2004 and for the period since the inception of the Composite on October 31, 2003, as well as a comparison with the performance of the S&P 1000® Index, the Fund’s benchmark. The returns of the S&P 1000® Index assume all dividends and distributions have been reinvested and reflect no deduction for fees or expenses. All returns below are stated before the imposition of taxes. After-tax returns would be lower than those shown.

	2004	Since Inception (October 31, 2003)
Munder Mid-Cap/Small-Cap Blend Composite	28.33%	30.83%
S&P 1000® Index[1]	18.39%	20.86%

[1]	The Standard & Poor’s 1000 Index is an index that combines the S&P MidCap 400® Index and the S&P SmallCap 600® Index and measures the performance of both the small-cap and mid-cap sectors of the U.S. equity market. The Index’s since inception performance is as of November 1, 2003.

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FINANCIAL HIGHLIGHTS

The Fund was not open for investment prior to the date of this prospectus. As a result, there are no financial highlights for the Fund. Our website, www.munder.com will contain the Fund’s most recent semi-annual and annual reports when they become available. You may also obtain the semi-annual and annual reports, when available, and Statement of Additional Information without charge by calling (800) 438-5789.

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SHAREHOLDER GUIDE

Dated July 1, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectus dated July 1, 2005, for the Fund.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	directors, trustees, officers and employees of the Munder Funds, the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account

Application, you may give redemption instructions for transactions involving $50,000 or less per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com.

To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone the Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term redemption fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term redemption fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;
-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	if the redemption proceeds are being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once

your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other
Munder	Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange. Any Class C or II shares of a Fund you held on October 31, 2003 (the date on which such shares were converted and/or reclassified as Class C shares of the Fund) that can be traced back to a purchase of Class II shares will be subject to a one-year CDSC period (calculated from the time of purchase of the Class II shares) rather than the eighteen-month CDSC period that applied at the time of the original purchase of the Class II shares.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-

The exchange privilege is not intended to promote short-term trading by shareholders. Excessive trading activity may interfere with portfolio management and may have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual, group or account who, in our view, is likely to engage in excessive trading, or any order considered to be market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. In addition, the Fund may limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities. Exchanges of shares of the the Munder Money Market Funds are exempt from this policy.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR

PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-

If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND

REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to, the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% redemption/short-term trading fee upon redemption or exchange based on net assets at the time of the transaction.

Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees include: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees include: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; and accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more detail about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

TO OBTAIN INFORMATION:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940-9701

By overnight delivery:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By web:

www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

P.O. BOX 9701

PROVIDENCE, RI 02940

THE MUNDER FUNDS

Munder Small-Mid Cap Fund

(the “Fund”)

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2005

This Statement of Additional Information (“SAI”), which has been filed with the Securities and Exchange Commission (“SEC”), provides supplementary information pertaining to all classes of shares representing interests in the Fund. The investment advisor for the Fund is Munder Capital Management. This SAI is not a prospectus, and should be read only in conjunction with the prospectus for the Fund (the “Prospectus”). The Prospectus for the Fund is dated July 1, 2005. A copy of the Prospectus and annual and semi-annual reports, when available, may be obtained free of charge through Funds Distributor, Inc. (“Distributor”), or by calling the Fund at (800) 438-5789.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAISMID

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

FUND HISTORY AND GENERAL INFORMATION

The Fund is a series of Munder Series Trust (“MST”). MST is an open-end management investment company that, together with the series of Munder Series Trust II (“MST II”) and The Munder @Vantage Fund (“@Vantage”), make up The Munder Funds family of mutual funds (the “Munder Funds”). MST was organized as a Delaware statutory trust on January 31, 2003. The Fund is a diversified mutual fund.

As stated in the Prospectus, the investment advisor of the Fund is Munder Capital Management (“Advisor” or “MCM”), a Delaware general partnership. The partners of the Advisor are Munder Group LLC, WAM Holdings, Inc. (“WAM”) and WAM Holdings II, Inc. (“WAM II”). WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated (“Comerica”) which owns or controls approximately 95% (86% on a fully diluted basis) of the partnership interests in the Advisor.

Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in the Prospectus.

FUND INVESTMENTS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund. The Fund’s investment objective or goal is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund’s outstanding shares. All other investment policies, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees (“Board”) without the authorization of the Fund’s shareholders. Certain investment strategies for the Fund, whose name implies a specific type of investment, may not be changed without 60 days’ prior notice to shareholders. There can be no assurance that the Fund will achieve its objective or goal.

A description of the applicable credit ratings is set forth in Appendix A to this SAI.

Bank Obligations. The Fund may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers’ acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by the Fund in (i) obligations of domestic banks and (ii) obligations of foreign banks and foreign branches of domestic banks each will not exceed 25% of the Fund’s total assets at the time of investment.

Non-domestic bank obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although the Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

Borrowing. The Fund is authorized to borrow money in amounts up to 5% of the value of its assets at the time of such borrowings for temporary purposes, and may borrow up to 33 1/3 % of its assets to meet redemption requests. Borrowing may be unsecured. The Investment Company Act of 1940, as amended (“1940 Act”), requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.

Commercial Paper. The Fund may invest in taxable or tax-exempt commercial paper (i.e., short term promissory notes issued by corporations) of issuers rated, at the time of purchase, in one of the two highest rating categories by at least one nationally-recognized statistical rating organization (“NRSRO”), such as Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P®”) or Fitch Ratings, Inc. (“Fitch”). In addition, the Fund may acquire taxable or tax-exempt commercial paper that is not rated but is determined by the Advisor at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by the Fund as previously described.

Depositary Receipts and New York Registered Shares. To the extent the Fund may invest in foreign securities (see below), it may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and New York Registered Shares (“NYRs”) of foreign companies. ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. EDRs and GDRs are issued by European financial institutions. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. Investments in these types of securities involve similar risks to investments in foreign securities. The Fund may also invest in Holding Company Depositary Receipts (“HOLDRs”), which trade on the American Stock Exchange, are fixed baskets of stocks that give an investor an ownership interest in each of the underlying stocks.

Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which the Fund may invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of the Fund’s investment policies, the Fund’s investments in depositary receipts will be deemed to be investments in the underlying securities.

Unlike depositary receipts of foreign companies, NYRs are not receipts backed by the home market security, but represent dollar-denominated direct claims on the issuing company’s capital. Investment in NYRs, therefore, involves similar risks to investing directly in other types of foreign securities. In fact, like depositary receipts, however, investors may pay a fee to convert to the home-market shares.

Exchange Traded Funds (“ETFs”). ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also the discussion of Investment Company Securities below).

Fixed Income or Debt Securities. Although the Fund will primarily invest in equity securities, it may invest in rated or unrated fixed income or debt securities, including convertible bonds. Convertible bonds may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares.

Foreign Securities. The Fund may invest up to 25% of its assets in foreign securities. Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened in emerging market countries and Eastern European countries.

Investments in companies in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, in some cases, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries.

Investments in emerging market countries may involve risks of nationalization, expropriation and confiscatory taxation. The governments of a number of emerging market countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in most emerging market countries. Finally, even though certain emerging market currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to a Fund.

The Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within the Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund’s investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Forward Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the Fund is authorized, but is not required, to enter into forward foreign currency exchange contracts (“forward currency contracts”) and spot currency contracts (“spot contracts”). Spot contracts involve the purchase of foreign currency at the current rate, typically in an effort to facilitate transactions in foreign securities. Forward currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Neither forward currency contracts nor spot contracts eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of currency exchange for a future point in time or purchase currency at a particular point in time.

When the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

At the maturity of a forward currency contract to sell a currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Cash or liquid securities equal to the amount of a Fund’s assets that could be required to consummate forward currency contracts will be designated on the records of the Fund’s custodian except to the extent the contracts are otherwise “covered.” For the purpose of determining the adequacy of the securities so designated, the designated securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund. A forward currency contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency.

Futures Contracts and Related Options. The Fund may purchase and sell futures contracts on interest-bearing securities or securities indices, and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this SAI.

Guaranteed Investment Contracts and Funding Agreements. The Fund may make limited investment in guaranteed investment contracts (“GICs”) or funding agreements issued by U.S. insurance companies.

GICs and funding agreements are contracts pursuant to which the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits the Fund on a monthly basis with a fixed rate of interest or interest that is based on an index. Both GICs and funding agreements are normally general obligations of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC or a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. The Fund will only purchase GICs or funding agreements from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board. Generally, neither GICs nor funding agreements are assignable or transferable without the permission of the issuing insurance companies, and no active secondary market in GICs or funding agreements currently exists. Therefore, GICs and funding agreements will normally be considered illiquid investments, and will be acquired subject to the Fund’s limitation on illiquid investments.

Illiquid Securities. The Fund may invest up to 15% of the value of its net assets (determined at time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (“1933 Act”). This includes restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”) and commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”); however, the Advisor may determine that certain restricted securities are liquid. (See also the discussion of Restricted Securities below).

Investment Company Securities. The Fund may invest in securities issued by other investment companies. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. Except as described in the following paragraph, the Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares. Pursuant to an order issued by the SEC to the iShares Trust, et. al. (“SEC Order”), and procedures approved by the Board, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC Order, as it may be amended, and any other applicable investment limitations.

Lending of Portfolio Securities. To enhance the return on its portfolio, the Fund may lend securities in its portfolio (subject to a limit of 33 1/3% of its total assets) to securities firms and financial institutions. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities. The Fund’s securities lending procedures require initial collateral of at least 100% of the market value of the loaned securities. Depending on the type of securities loaned, the Fund currently receives initial collateral valued at 102%, 102.5% or 105% of the market value of the loaned securities. The value of the collateral will be monitored on a daily basis, and the borrower of the securities will be required to maintain the market value of the collateral at not less than the required initial collateral amount. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.

The Fund has a right to call a loan and have the securities on loan returned at any time. The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Advisor will call a loan in anticipation of any important vote.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board has appointed a securities lending agent for the Fund’s securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Board reviews and approves this list annually. The Fund will only enter into loan arrangements with borrowers on the approved list.

Lower-Rated Debt Securities. The Fund may invest not more than 5% of its total assets in debt securities that are rated below investment grade by S&P, Moody’s or Fitch, or in comparable unrated securities. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in the Fund’s portfolio, with a commensurate effect on the value of the Fund’s shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish the Fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund. A description of applicable credit ratings is set forth in Appendix A of this SAI.

Options. The Fund may write or buy put and call options, but will primarily write covered call options, purchase put options on securities held by the Fund, or otherwise engage in options transactions that do not leverage the Fund. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options’ trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For additional information concerning options and the risks associated with options and options on foreign currencies, see Appendix B of this SAI.

Real Estate Securities. The Fund may invest in shares of real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of it taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. The Fund may agree to purchase securities from financial institutions or broker-dealers deemed creditworthy by the Advisor, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”). The resale price under a repurchase agreement is generally equal to the price paid by the Fund, plus interest negotiated on the basis of then-current short-term rates (which may be more or less than the rate on the underlying securities). Repurchase agreements are typically entered into for periods of one week or less.

The Advisor will review and continuously monitor the creditworthiness of each approved seller, and will require the Fund’s repurchase agreements to be fully collateralized at all times with high-quality, liquid assets maintained by the seller in a segregated account. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. The Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating certain collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, obtaining rights to sell the collateral may be delayed or limited and a loss may be incurred, except with respect to repurchase agreements secured by U.S. Government securities.

Securities subject to repurchase agreements will be held, as applicable, by the Fund’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Restricted Securities. As noted above under “Illiquid Securities,” the Fund may invest in Section 4(2) paper and Rule 144A securities. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. It is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain cash, U.S. Government securities or other liquid securities designated on the books of the Fund or the Fund’s custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Rights and Warrants. The Fund may purchase common stock rights and warrants separately or may receive them as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set time period. Subscription rights normally have a short life span to expiration.

At the time of issuance, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Stock Index Futures, Options on Stock Indices and Options on Stock Index Futures Contracts. The Fund may enter into stock index futures contracts, and purchase and sell options on stock indices and options on stock index futures contracts for hedging purposes, for purposes of remaining fully invested and managing liquidity.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Options on stock indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

If the Advisor expects general stock market prices to rise, it might enter into a long stock index futures contract, or purchase a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor expects general stock market prices to decline, it might take a short position in a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract or put option.

The Fund may purchase and write call and put options on stock index futures contracts. The Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, the Fund may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which the Fund intends to purchase.

In connection with transactions in stock index futures, stock index options and options on stock index futures, the Fund will designate on the records of the Fund’s custodian cash, cash equivalents or other liquid securities in an amount at least equal to the notional value of the futures contract less any initial deposit and variation margin held in the account of the Fund’s broker. The Fund may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this SAI.

U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Fund include, without limitation, U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years.

Certain banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Variable Amount Master Demand Notes. The Fund may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

Variable or Floating Rate Instruments. Debt instruments in which the Fund invests may be structured to have variable or floating interest rates. Variable or floating rate obligations purchased by the Fund may have stated maturities in excess of the Fund’s maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

The absence of an active secondary market for certain variable or floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaulted or during periods that the Fund is not entitled to exercise its demand rights.

Variable or floating rate securities held by the Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by the Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates or other market factors.

When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund will designate on the records of the Fund’s custodian cash or liquid portfolio securities equal to the amount of the commitment. Normally, the Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of the Fund’s net assets will fluctuate to a greater degree when it designates portfolio securities to cover such purchase commitments than when it designates cash. Because the Fund’s liquidity and ability to manage its portfolio might be affected when it designates cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Fund’s total assets absent unusual circumstances.

The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P®, Moody’s, Fitch and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated, or a rated security’s rating may be reduced. The Board or the Advisor pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Disclosure of Portfolio Holdings. The Board has adopted policies regarding disclosure of the Munder Funds’ portfolio holdings information. These policies generally prohibit MCM and the Munder Funds from disclosing any information concerning the Munder Funds’ portfolio holdings to any third party earlier than the day next following the day on which the information is publicly disclosed.

The Fund publicly discloses a complete uncertified list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month. The Fund may also publicly disclose other information relating to their respective portfolio characteristics as of the end of each calendar month not earlier than 15 days after the end of such month. This other information may include the Fund’s top ten holdings, sector information and other portfolio characteristic data. The Fund may choose to publish its portfolio holdings and other information less frequently or not at all, except to the extent required to be disclosed by applicable law. The Fund will make its portfolio holdings information available to the general public on the Munder Funds website (www.munder.com).

Prior to the time that the Fund’s portfolio holdings information is publicly disclosed, MCM and/or the Fund may disclose any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

Service providers. MCM and/or the Fund may disclose portfolio holdings information to the Fund’s primary service providers (i.e., the Fund’s adviser, custodian, distributor, fund accountant, administrator, sub-administrator, independent public accountants, and external legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services for the benefit of the Fund. Portfolio holdings information will be disclosed to a service provider to the extent and as frequently as necessary to allow such service provider to perform its duties and responsibilities. These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. The Fund’s current primary service providers are MCM, State Street Bank and Trust, Funds Distributor, Inc., PFPC Inc., Ernst &Young LLP, Dechert LLP, and Morgan Lewis & Bockius LLP. Other service providers who routinely receive portfolio holdings information from the Fund include Institutional Shareholder Services, FT Interactive, Reuters, Thomsen Financial/ILX, R.R. Donnelley, Bowne & Co., as well as various broker-dealers with whom MCM places trades for the Fund or who provide pricing information.

Comerica Bank and Affiliates. MCM may disclose portfolio holdings information to Comerica Bank (which is the majority owner of MCM) and its affiliates. MCM will disclose portfolio holdings information to Comerica Bank prior to public disclosure only if MCM believes there is no reasonable potential for abuse by such disclosure and (1) such disclosure is related to the corporate oversight of MCM by authorized Comerica employees or agents such as senior officers, auditors (both internal and external) and attorneys, or (2) such disclosure is required to comply with legal or regulatory reporting requirements.

Other. MCM or the Fund may disclose portfolio holdings information to other individuals or entities but only if the following conditions have been met: (1) a written request for disclosure prior to public dissemination must be submitted to and approved in writing by either the President or a Vice President of the Munder Funds and MCM’s Legal Department; (2) the President or a Vice President of the Munder Funds and MCM’s Legal Department must determine that the requested disclosure would serve a legitimate business purpose of the Fund and is in the best interests of the Fund and its shareholders; (3) the portfolio holdings information must be disclosed pursuant to the terms of a written confidentiality agreement between the recipient and the Fund, unless such disclosure is otherwise required by applicable law; and (4) none of the Munder Funds, the Munder Funds’ investment advisers, or their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings. In determining whether the requested disclosure is in the best interest of Fund shareholders, the President or Vice President of the Munder Funds, as applicable, and MCM’s Legal Department will take into consideration the likelihood that, and the extent to which, the disclosure of such information may be used in a harmful or abusive manner by the recipient. In the event of a conflict between the interests of the Munder Funds and their shareholders, on the one hand, and those of MCM, the Munder Funds’ principal underwriter, or any affiliated person of the Munder Funds, MCM or the Munder Funds’ principal underwriter, on the other hand, the conflict shall be resolved in favor of the interests of the Munder Funds and their shareholders.

The types of individuals or entities to whom MCM or the Fund might disclose portfolio holdings information prior to public disclosure pursuant to the preceding paragraph could include mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses. These services and departments regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. This is not meant to be an exclusive list and MCM and/or the Fund may disclose portfolio holdings to other types of third parties in compliance with the preceding paragraph.

The terms of the confidentiality agreement generally provide for, among other things, that (1) the portfolio holding information is the confidential property of the Munder Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (2) the recipient agrees to limit access to the portfolio holdings information to its employees (and agents) who, on a need to know basis, (a) are authorized to have access to the portfolio holdings information and (b) are subject to confidentiality obligations, including a duty not to trade on non-public information; and (3) the recipient does not distribute the portfolio holdings or result of the analysis to third parties, other departments or person who are likely to use the information for purposes of purchasing or selling the Munder Funds prior to the day next following the public disclosure of such portfolio holdings information.

Portfolio managers, analysts and other senior officers or spokespersons of MCM or the Munder Funds are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed. MCM may periodically distribute lists of portfolio holdings held by the Munder Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. The information on such lists shall be as of month end and will not be distributed until the day next following the public disclosure of the portfolio holdings.

The Board or MCM may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Munder Funds’ policies. The policies may not be waived, nor may exceptions be made without the approval of MCM’s Legal Department. All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board for approval or ratification.

INVESTMENT LIMITATIONS

The Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding shares (as defined under “Other Information - Shareholder Approvals”).

As a matter of fundamental policy, the Fund:

1.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Fund to: (i) enter into commitments to purchase securities in accordance with the Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.	May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.	May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.	May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.	Shall be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8.	May not “concentrate” its investments in a particular industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to the Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if the Fund’s holdings of illiquid securities exceed

15% because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

TEMPORARY DEFENSIVE POSITION

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and other short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

MANAGEMENT OF THE FUND

MST is supervised by the Board, which is responsible for representing the interests of the Fund and its shareholders. The Board meets periodically throughout the year to oversee the Fund’s activities.

Trustees and Officers. Information about the Trustees and officers of MST, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the 1940 Act). As used herein, the terms “Munder Funds” and “Fund Complex” consist of 27 portfolios, each of which is a series of MST, MST II or The Munder @Vantage Fund (“@Vantage”).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Fieldstone Investment Corporation (since 11/03)

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/ manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03); Professor with Tenure and Chairman of Radiation Oncology of Wayne State University School of Medicine (3/91 to 3/99).	27	Adherex Technologies, Inc. (biopharmaceutical company (since 3/04).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; since 3/05	Director, Executive Vice President, Chief Financial Officer and Administrative Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 1997)	27	Taubman Centers, Inc. (since 1/97).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99); President of Comerica Incorporated (bank holding company) (6/92 to 6/99).	28	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.
(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.
(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Incorporated, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (investment advisor) (since 8/04); Chief Investment Officer of Comerica Bank (since 8/04); Chief Operating Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 – 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00-1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97-5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel & Chief Compliance Officer of Munder Capital Management (investment advisor) (since 2/05); General Counsel of Munder Capital Management (since 7/00); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President and Principal Financial Officer	through 2/06; since 2/01	Managing Director, Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Chief Administrative Officer of Munder Capital Management (since 5/00); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Cherie Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer and Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

David Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 33	Assistant Treasurer	through 2/06; since 8/01	Analyst of Munder Capital Management (investment advisor) (since 4/01); Analyst, Controller’s Group, Delphi Automotive Corp. (automotive supplier) (6/99 to 4/01); Manager, Mutual Fund Operations, Banc One (4/97 to 6/99).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 33	Assistant Treasurer	through 2/06; since 5/00	Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (since 3/01); Manager of Mutual Fund Operations of Munder Capital Management (since 3/00); Administrator of Mutual Fund Operations of Munder Capital Management (8/99 to 2/00).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 28	Assistant Treasurer	through 2/06 since 8/04	Analyst of Munder Capital Management (investment advisor) (since 5/02); Senior Auditor, Arthur Andersen LLP (accounting firm) (7/99-5/02).

Melanie Mayo West 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Assistant Secretary	through 2/06; since 8/01	Associate General Counsel of Munder Capital Management (investment advisor) (since 11/00); Associate, Dykema Gossett PLLC (law firm) (8/98 to 11/00).

Mary Ann Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	Assistant Secretary	through 2/06; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Secretary	through 2/06; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04); Vice President – Securities Attorney, Old Kent Financial Corporation (10/99 – 10/01).

(1)	The officers are elected annually by the Board.
(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

Standing Committees of the Board. MST’s Board of Trustees has a standing Audit Committee presently consisting of Dr. Brophy (Chairman of the Committee), Dr. Porter and Mr. Rakolta. All are members of the Board and are currently not “interested” persons (as defined in the 1940 Act) of the Fund. The Board has adopted a written charter for the Audit Committee. The principal function of the Audit Committee is to oversee the accounting, auditing and financial reporting processes of the Fund. The Audit Committee is responsible for, among other things, (1) recommending, engaging and terminating the Fund’s independent registered public accounting firm (subject to ratification by the Board or shareholders, if required), (2) pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund and certain Fund affiliates, (3) reviewing with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Fund, (4) receiving and considering a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection, (5) considering all critical accounting policies and practices to be used by the Fund and any proposed alternative treatments thereof, and (6) investigating any improprieties or suspected improprieties in the operations of the Fund. The Audit Committee met four times during the last fiscal year of the Munder Funds. The Fund was not operational during the last fiscal year.

MST’s Board of Trustees has a Board Process and Governance Committee. The Board Process and Governance Committee presently consists of Dr. Champagne, (Chairman of the Committee) The Hon. Mr. Engler, Mr. Monahan, Dr. Porter and Ms. Payne. The function of the Board Process and Governance Committee is to review and assess the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Fund’s management to review reports and other information concerning the status of the Fund’s operations, procedures and processes. The Board Process and Governance Committee, which was previously known as the Board Process and Compliance Oversight Committee, met four times during the last fiscal year of the Munder Funds. The Fund was not operational during the last fiscal year.

MST’s Board of Trustees has a Nominating Committee. The Nominating Committee presently consists of Mr. Rakolta (Chairman of the Committee), Dr. Brophy, Dr. Champagne, Mr. Eckert and The Hon. Mr. Engler. In the event of any vacancies on or additions to the Board, the Nominating Committee is responsible for (i) identifying and evaluating potential candidates to fill any such vacancy on the Board; (ii) selecting from among the potential candidates a nominee to be presented to the full Board for its consideration; and (iii) recommending to the Board a nominee to fill any vacancy on the Board. The Nominating Committee may seek suggestions for potential nominees to fill positions on the Board as

Non-Interested Trustees from any party it deems appropriate. For potential nominees to fill positions on the Board as Interested Trustees, the Nominating Committee will consider the views and recommendations of the Advisor.

Shareholders may submit for the Nominating Committee’s consideration, recommendations regarding potential nominees to fill position of Non-Interested Trustee on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year. In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

1. The nominee must satisfy certain qualifications described below and in the applicable Fund’s organizational documents, including qualification as a possible Non-Interested Trustee.

2. The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

3. Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

4. Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

5. The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

6. The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an “interested person” of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

7. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

1. Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the applicable Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

2. The nominating shareholder or shareholder group must also submit a certification that provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least 2 years.

3. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Nominating Committee. This submission should be provided no later than the first calendar quarter of the current year and must include: (a) the shareholder’s contact information; (b) the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee; (c) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (d) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund’s proxy statement, if so designated by the Nominating Committee and the Fund’s Board.

To qualify as a nominee for the Board, individuals, at the time of nomination, should: (i) have substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Fund and protecting the interests of the Fund’s shareholders; (ii) have a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant; (iii) have no criminal convictions (other than traffic violations) or felony or misdemeanor convictions involving the purchase or sale of a security; (iv) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws; and (v) not cause the Fund, as determined by the Nominating Committee in consultation with counsel to the Non-Interested Trustees, to be in violation of or not in compliance with: (a) any applicable law, regulation or regulatory interpretation, (b) the Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the mandatory retirement age of any Board member or the percentage of Board that must be comprised of Non-Interested Trustees.

Management Ownership of the Fund. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Fund and of all funds in the Fund Complex overseen by each Trustee as of December 31, 2004.

	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Non-Interested Trustees
John Rakolta, Jr.	None	Over $100,000
David J. Brophy	None	$10,001 - $50,000
Joseph E. Champagne	None	$50,001 - $100,000
Thomas D. Eckert	None	None

	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Arthur T. Porter	None	$10,001 - $50,000
John Engler	None	$50,001 - $100,000
Lisa A. Payne1	None	$10,001 - $50,000
Interested Trustee
Michael T. Monahan	None	Over $100,000

*	As of December 31, 2004, the Fund had not yet commenced operations.
[1]	Ms. Payne was appointed a Trustee of MST and MST II on effective March 16, 2005.

As of the date of this SAI, no officer, director or employee of the Advisor, Comerica, Comerica Bank, the Custodian, the Distributor, the Sub-Administrator or the Transfer Agent, as defined below, currently receive any compensation from the Funds. Prior to the date of this SAI, the Fund had not commenced operations and, consequently, the Trustees and officers of the Fund, as a group, owned less than 1% of outstanding shares of each class of the Fund.

The initial sales charge on Class A shares of the Fund is waived for full-time employees and retired employees of the Advisor or its affiliates, including without limitation Comerica, Comerica Bank, Comerica Securities, Inc., Wilson Kemp & Associates, Inc. and W.Y. Campbell & Company. Individuals with an investment account or relationship with the Advisor are also eligible for a sales charge waiver, as are employees of the Fund’s service providers, including without limitation the Custodian, Distributor, Sub-Administrator, Transfer Agent and Legal Counsel and their immediate family members.

Compensation. Each Trustee of the Funds who is not otherwise compensated by MCM or the Distributor pursuant to a contract with the Funds or MCM receives an aggregate annual retainer from MST and MST II for service on the Board of $78,000 ($114,000 for the Chairman). Each Trustee of @Vantage who is not otherwise compensated by MCM or the Distributor pursuant to a contract with the Funds or MCM receives an annual retainer of $6,000. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Board has adopted a deferred compensation plan (“Plan”) pursuant to which each Trustee who receives compensation from the Funds of MST, MST II and @Vantage may defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Each Trustee must make his deferral elections prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring Trustee. These amounts will not, however, actually be invested in shares of the Munder Funds and the obligation of MST, MST II and @Vantage to make payments under the Plan will be unsecured general obligations of the Munder Funds of MST, MST II and @Vantage, payable out of the general assets and property of such Funds. A Trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the Trustee (up to 10 years). If a Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

The following table summarizes the compensation, including committee fees, paid to the Trustees of MST, for the twelve-month period ended December 31, 2004.

Compensation Table

Name of Trustee	Aggregate Compensation from MST(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
Charles W. Elliott (2)	$87,000	None	None	$94,000
John Rakolta, Jr.	$68,633	None	None	$75,000
David J. Brophy	$65,733	None	None	$72,000
Joseph E. Champagne	$68,633	None	None	$75,000
Thomas D. Eckert (3)	$84,583	None	None	$91,500
John Engler	$65,733	None	None	$72,000
Michael T. Monahan	$65,733	None	None	$72,000
Lisa A. Payne (4)	None	None	None	None
Arthur T. Porter	$65,733	None	None	$72,000

(1)	As of December 31, 2004, there are three investment companies in the Fund Complex (MST, MST II and @Vantage) and 27 funds in the Fund Complex (the Fund had not yet commenced operations). Amounts provided for the Fund Complex for the period include those paid to the Trustee by MST, MST II and @Vantage. For the fiscal year ended December 31, 2004, each of Mr. Elliott, Mr. Eckert and Dr. Porter deferred all of his compensation pursuant to the deferred compensation plan described above. As of December 31, 2004, the total value of the compensation from the Fund Complex deferred by the Trustees for all prior periods was $380,794 for Mr. Eckert and $329,898 for Dr. Porter.
(2)	Mr. Elliott retired as Chairman and Trustee on November 9, 2004.
(3)	Mr. Eckert was appointed as Chairman of the Board of Trustees on November 9, 2004.
(4)	Ms. Payne was appointed to the Boards of MST and MST II effective March 16, 2005.

Material Relationships of the Non-Interested Trustees. For the purposes of the statements below, the immediate family members of any person are a person’s spouse, children residing in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisor or any of its affiliates acts as investment adviser.

As of December 31, 2004, none of the Non-Interested Trustees except Ms. Payne, nor any members of their immediate families, beneficially owned any securities issued by the Advisor or any other entity in a control relationship to the Advisor. Prior to taking office as a Non-Interested Trustee, Ms. Payne disposed of all of her interests in common stock of Comerica, Inc.

Except as otherwise disclosed with respect to Ms. Payne’s ownership of Comerica stock, during the calendar years of 2003 and 2004, none of the Non-Interested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years 2003 and 2004, none of the Non-Interested Trustees, nor any members of their immediate families, except for Messrs. Eckert and Rakolta and Ms. Payne, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a “Fund-Related Party”): (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor; (vi) any affiliate of the Advisor; or (vii) an officer of any such affiliate.

Mr. Eckert is Director, President and Chief Executive Officer of Capital Automotive REIT (“CARS”), a publicly-held real estate investment trust specializing in retail automotive properties. Ms. Payne is Director, Executive Vice President, Chief Financial Officer and Administrative Officer of Taubman Centers, Inc. (“Taubman”), a publicly-held real estate investment trust specializing in developing and operating regional shopping centers. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company (“Walbridge”), a privately-owned construction/real estate/manufacturing company. During the calendar years 2003 and 2004, Comerica Bank, a wholly-owned subsidiary of Comerica Incorporated, which is the indirect parent company of the Advisor, was one of several commercial banks and lending facilities with which both CARS and Taubman had secured lines of credit, Taubman had construction loans and Walbridge had a stand-by line of credit. Prior to taking office as a Non-Interested Trustee, Ms. Payne terminated a secured note and one personal line of credit with Comerica Bank. She continues to maintain another personal line of credit with Comerica Bank. In all cases, the arrangements with Comerica Bank are or were subject to standard agreements that were negotiated at arms’ length, subject to customary terms, conditions and interest rates.

During the calendar years 2003 and 2004, none of the Non-Interested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Funds’ Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2003 and 2004, none of the Non-Interested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor, or (vi) any other entity in a control relationship to the Fund.

Proxy Voting Policies. The Board has delegated to the Advisor discretionary investment management authority with respect to the assets of the Fund, which includes proxy voting authority, and directed that the Advisor implement proxy voting policies and procedures (“Proxy Procedures”) in exercising that authority, as described below. Set forth below are the Advisor’s policies on voting shares owned by the Fund. These policies may be revised from time to time with the approval of the Board.

The Advisor has adopted and implemented the Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Fund considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Advisor has retained Institutional Shareholder Services (“ISS”) to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with the Advisor’s

Proxy Procedures. The Proxy Committee meets as needed to administer the Advisor’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of the Fund.

The Advisor generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS’s advice and recommendations. In addition, the Proxy Committee will review ISS’s recommendations if client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if:(i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any advisory client’s account and (ii) the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (iii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

In each instance where the Advisor does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where the Advisor does separately review ISS’s recommendation, the Advisor may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Fund.

The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of the Fund, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Advisor’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Fund and to identify any actual or potential conflicts between the interests of the Advisor and those of the Fund. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

(i)	No Conflict. No conflict of interest is identified.

(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from the Board, the Board Process and Compliance Oversight Committee or a designated member of that Committee.

With respect to the Fund, if the Advisor receives instructions from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with such instructions. If no instructions are received or approval is not obtained from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with ISS’s recommendation. Every decision to vote on a resolution in a proxy solicited by a company held by the Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.

Notwithstanding the above, and pursuant to an exemptive order issued by the SEC to iShares Trust, et al. and procedures approved by the Board, the Fund will vote its shares of an iShares fund in the same proportion as the vote of all other holders of shares of such iShares fund, during any period in which the Fund, @Vantage, the Advisor, and certain affiliates in the aggregate hold 25% or more of the outstanding voting securities of such iShares fund.

No later than August 31, 2005 (and each August therafter), the Fund will be required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX will be available without charge, upon request, by calling (800) 438-5789 or visiting our website at http://www.munder.com or the Securities and Exchange Commission’s website at http://www.sec.gov.

Trustee Liability. The Declaration of Trust of MST provides that all persons having any claim against the Trustees of MST shall look solely to the trust property for payment; that no Trustee of MST shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of MST; and that no Trustee of MST shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee, and that MST will indemnify officers, representatives and employees of MST to the same extent that Trustees are entitled to indemnification.

INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

Investment Advisor. The investment advisor of each of the Funds is Munder Capital Management, a Delaware general partnership. The general partners of the Advisor are WAM, WAM II and Munder Group, LLC. WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.

The Fund has entered into an Investment Advisory Agreement with the Advisor that was approved by the Fund’s Board (the “Advisory Agreement”) on May 17, 2005. In determining whether to approve the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

Although the Advisor’s investment performance with respect to similar investment products was a factor in determining that the Advisory Agreement should be approved, the Board also considered other factors in evaluating the fairness and reasonableness of the compensation to be paid to the Advisor. The Board carefully evaluated this information and was advised by legal counsel to the Munder Funds and by legal counsel to the Non-Interested Trustees with respect to its deliberations. Based upon its review of the information requested and provided, and following extensive discussions concerning the same, the Board determined that approving the Advisory Agreement was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Advisory Agreement on the basis of the foregoing review and discussion.

In considering the Advisory Agreement, the Board considered and evaluated information regarding (a) the investment performance of similarly managed accounts during the previous year and for all relevant prior periods; (b) the Fund’s expected total expenses both before and after a voluntary fee waiver by the Advisor; (c) the nature, quality and extent of the services to be provided to the Fund under the Advisory Agreement; (d) the requirements of the Fund for the services provided by the Advisor; (e) the fees payable for the services and other benefits derived by the Advisor from their relationship with the Fund; (f) the portfolio management process, personnel, systems, operations and financial condition of the Advisor (including the Advisor’s expected profitability with respect to its relationship with the Fund); (g) current economic and industry trends; and (h) the historical relationship between each of the Munder Funds and the Advisor.

In evaluating the Fund’s fees, the Board reviewed information compiled by an independent third party comparing expense ratios, advisory fees and performance of comparable mutual funds. Management fees were also reviewed in the context of the Advisor’s profitability.

Among other things, the Board evaluated: (a) the fairness and reasonableness of the investment advisory fee payable to the Advisor under the Advisory Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Advisor’s relationship with each of the Munder Funds, and the amount of the fees paid compared to fees paid by other investment companies; (b) the expected nature, quality and extent of the investment advisory services to be provided by the Advisor, in light of the high-quality services provided by the Advisor in its management of each of the Munder Funds and each Fund’s historic performance, including the extent to which the Funds successfully achieved stated investment objectives; (c) the Advisor’s commitment to the management of the Funds and maintenance of a broad-based family of funds, which could require a substantial commitment of the Advisor’s resources; and (d) the portfolio management process, personnel, systems, operations and financial condition of the Advisor. In approving the Advisory Agreement, the Board noted the following factors, among others, as the basis for its determination:

•	The terms of the Advisory Agreement, including the services to be provided to the Fund and the proposed advisory fees payable by the Fund, were generally comparable to the terms of advisory arrangements within the industry and within peer groups of mutual funds.

•	The Advisor has historically provided high-quality services in its management of the Munder Funds and is committed to the successful operation of the Fund. Based upon the information provided to the Board, the Board expected that the Advisor would provide high-quality services to the Fund. While the performance of similar Munder Funds relative to their benchmark securities and market indices and comparable funds has varied over time, the similar Munder Funds had generally performed well overall relative to applicable benchmarks in the prior year and assets levels for such Munder Funds had increased. Although certain Munder Funds had not performed as well as their respective benchmarks, the Board concluded that the Advisor’s investment management methodologies, which are focused on managing the risk and reducing the negative variance of such Munder Fund’s performance relative to their respective benchmarks, should produce over time predictable long-term performance for the Fund relative to its benchmark.

•	The Advisor has demonstrated a commitment to monitor expenses and take appropriate steps to reduce expenses with respect to other Munder Funds. The Advisor has taken significant steps in recent years to decrease the overall expense ratios of such Munder Funds, including re-negotiating service provider fees, reducing the impact of smaller than average shareholder accounts, and implementing contractual breakpoints in its management fees for certain Munder Funds, and has committed significant resources to the operations of such Munder Funds and is expected to do the same for the Fund. Among other things, the Advisor has taken steps to improve the effectiveness and efficiencies of operations through changes in investment management, operations and information systems, shareholder services, and other areas. Finally, the Advisor has also been increasing the quality and depth of its capabilities relating to investment management and operations.

Under the terms of the Advisory Agreement, the Advisor furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Board.

If not sooner terminated, the Agreement will continue in effect until May 17, 2007, and for successive one-year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the Fund, or (ii) the vote of a majority of the Board. The Advisory Agreement is terminable with respect to the Fund by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days’ written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to the Fund without penalty upon 90 days’ written notice to the Fund. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under the Advisory Agreement, the Fund has agreed to pay the Advisor for the advisory services provided and expenses assumed by the Advisor an annual fee computed daily and payable daily at a rate of 0.75% of the Fund’s average daily net assets.

Portfolio Management Team. Robert E. Crosby, Tony Y. Dong, Julie R. Hollinshead and John P. Richardson, Brian Matuszak, Larry Cao and Andy Mui of MCM make up the portfolio management team for the Fund. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2004:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed* ($ millions)
Robert E. Crosby	4	1,353	0	0	56	437	1,790
Tony Y. Dong	2	224	0	0	16	383	607
Julie R. Hollinshead	3	1,262	0	0	12	257	1,518
John P. Richardson	3	1,262	0	0	18	514	1,775
Brian Matuszak	2	224	0	0	15	382	606
Larry Cao	2	224	0	0	15	382	606
Andy Mui**	0	0	0	0	0	0	0

*	If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted twice. The Fund had not commenced operations as of December 31, 2004.
**	Mr. Mui joined MCM on June 27, 2005.

Management teams

Portfolio Management Conflicts of Interest. As indicated in the table above, MCM personnel may be part of the portfolio management team servicing numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). MCM portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

The management of multiple accounts may result in a portfolio manager or other team member devoting unequal time and attention to the management of a particular account. Although the Advisor does not track the time a portfolio manager spends on a single account, the Advisor does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. The Advisor seeks to manage competing interests for the time and attention of a portfolio management team by having portfolio management teams focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio management team within the same investment discipline, however, the Advisor may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio management team will vary.

Conflicts of interest may arise where some accounts managed by a particular portfolio management team have higher fees than the fees paid by other accounts. Because each portfolio manager’s compensation is affected by revenues earned by the Advisor, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.

In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades. The Advisor may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines and/or restrictions, the allocation of initial public offerings, and compliance with the Advisor’s Code of Ethics and compliance program under the 1940 Act and Investment Advisers Act of 1940. Furthermore, senior personnel of the Advisor periodically review the performance of all portfolio managers.

Portfolio Management Team Compensation. The compensation package for all members of the Advisor’s portfolio management team consists of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of company equity interests. The Advisor also provides a competitive benefits package, including health and welfare benefits and retirement in the form of a 401(k) plan.

The Advisor offers industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

Members of the portfolio management team are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 100% of base salary. Target bonuses for equity analysts typically range from 20 to 50% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. In determining portfolio manager bonuses, the Advisor considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account’s benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm’s success.

Members of the portfolio management team are also eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. Option shares typically vest ratably over a three- to five-year period. The Advisor’s Option Plan provides incentive to retain key personnel and serves to align portfolio managers’ interests with those of the Advisor directly, and, indirectly, the accounts managed by the Advisor.

Portfolio Management Team Fund Ownership. Since as of December 31, 2004 the Fund had not yet commenced operations, the portfolio managers did not own any equity securities in the Fund as of such date.

Administrator. In addition to serving as the Advisor to the Fund, MCM serves as the administrator (“Administrator”) for the Munder Funds. The Fund has entered into a Combined Administration Agreement with MCM that was amended and restated on October 30, 2003, and most recently amended on February 25, 2005. Pursuant to the Combined Administration Agreement, MCM is responsible for (i) general administrative duties associated with the day-to-day operations of the Fund;

(ii) monitoring and coordinating the activities of the other service providers of the Fund; (iii) providing fund accounting functions, including overseeing the computation of the Fund’s net asset value; (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Combined Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.

The Administration Agreement permits MCM to enter into an agreement with one or more third parties pursuant to which such third parties may provide sub-administrative services to the Munder Funds. Accordingly, MCM has entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”), the former administrator to the Munder Funds, to provide certain administrative services to the Munder Funds.

As compensation for its administrative services, the Administrator receives from the Fund an annual fee that is billed and payable monthly equal to the greater of (1) $50,000 plus $6,000 per each active class of the Fund greater than one, or (2) a percentage of the average daily net assets of the Fund that varies with the amount of the Fund’s average daily net assets as follows: (a) 0.1530% of average daily net assets up to $100,000,000, (b) 0.128% of average daily net assets from $100,000,001 to $250,000,000, (c) 0.104% of average daily net assets from $250,000,001 to $500,000,000, (d) 0.079% of average daily net assets from $500,000,001 to $1,000,000,000 and (e) 0.055% of average daily net assets in excess of $1,000,000,000. In addition, the Administrator is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

Distributor. The Fund’s Distributor is Funds Distributor, Inc. (“FDI” or “Distributor”) and its principal office is located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. The Fund has entered into a distribution agreement, under which the Distributor, as agent, sells shares of the Fund on a continuous basis. Under the Distribution Agreement, the Fund pays no fees to FDI for its services as distributor. Nevertheless, in its role as distributor, FDI is the dealer of record on shares of the Fund purchased without using a broker or other intermediary, and, as such, FDI may receive any applicable 12b-1 and service fees associated with such shares. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. In addition, the Advisor pays FDI a fee for providing certain distribution support services relating to the Fund.

Distribution and Services Arrangements. Under the Distribution and Service Plan (“Plan”) applicable to Class A, Class B, Class C, Class R and Class K shares, but adopted in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A, Class B, Class C and Class R shares of the Fund only, the Fund may use its assets with respect to those classes of shares to finance activities relating to the distribution of its shares and the provision of certain shareholder services.

Under the Plan, the Distributor is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A shares of the Fund. Also, under the Plan, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class B, Class C and Class R shares of the Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B, Class C and Class R shares of the Fund. However, under the Distribution Agreement, the fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets the Fund attributable to its Class R shares.

The Plan also provides that the Fund may pay up to 0.25%, of the value of the average daily net assets of the Class K shares beneficially owned by the customers of banks and other financial institutions to financial institutions that have entered into agreements with the Fund to provide shareholder services to its customers. The Plan with respect to Class K shares is a non-Rule 12b-1 shareholder servicing plan.

Services provided by financial institutions under their Class K shares service agreements may include: (i) aggregating and processing purchase and redemption requests for Class K shares from customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Class K shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Class K shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the institutions; (vii) providing sub-accounting with respect to Class K shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Fund’s arrangements with institutions; and (x) providing such other similar services as the Fund may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

Under the terms of the Plan, the Plan continues from year to year with respect to each class of shares, provided such continuance is approved annually by vote of the Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of that Plan (the “Non-Interested Plan Trustees”). The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval. All amendments of the Plan also must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the respective Fund. Pursuant to the Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

In the case of Class A, Class B, Class C and Class R shares, the Trustees have determined that the Plan will benefit the Fund and its shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Fund; and (iv) maintaining a competitive sales structure in the mutual fund industry.

In the case of Class K shares, the Trustees have determined that there is a reasonable likelihood that the agreements with banks and other financial institutions will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner.

With respect to Class B, Class C and Class R shares of the Fund, the Distributor expects to pay sales commissions to dealers authorized to sell the Fund’s Class B, Class C and Class R shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Plan. In addition, the Advisor or Distributor, or any of their affiliates, may from time to time pay for shareholder services or distribution out of their own resources without additional cost to the Fund or its shareholders.

No fees were paid under the Plan as of December 31, 2004 because the Fund had not commenced operations as of such date.

Additional Compensation Paid to Intermediaries. In addition to paying fees under the Fund’s distribution and service plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. These additional fees paid by the Fund to intermediaries may take one of two forms: (i) basis point payments on net assets, and/or (ii) fixed dollar amount payments per shareholder account.

The Fund’s Advisor or Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the Advisor. Such payments and compensation are in addition to the service fees paid by the Funds.

Additional cash payments may be made by the Advisor or Distributor to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. In addition, while the Fund’s Distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s Distributor may, on occasion, pay the entire front-end sales charge to such intermediaries.

Currently, the Advisor has revenue sharing arrangements with approximately 12 intermediaries. The most significant of these arrangements are with Merrill Lynch, Charles Schwab and Citigroup Global Markets. The Advisor also has revenue sharing arrangements with certain of its affiliates, including Comerica Bank. Revenue sharing payments to financial institutions are usually structured in any of three ways: (i) as a percentage of gross sales; (ii) as a percentage of net assets; and/or (iii) a fixed dollar amount. During the year ended December 31, 2004, the Advisor and/or Distributor accrued and/or paid approximately $600,000 to various unaffiliated entities pursuant to the revenue sharing arrangements applicable to all series of MST, MST II and @Vantage (the Fund had not commenced operations as of December 31, 2004). The Advisor also paid approximately $5 million pursuant to revenue sharing arrangements with its affiliates applicable to all series of MST, MST II and @Vantage (the Fund had not commenced operations as of December 31, 2004).

From time to time, the Fund’s service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

Custodian. State Street Bank and Trust Company (“State Street” or “Custodian”) located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian to the Fund. Pursuant to the terms and provisions of the custodian contract between State Street, MST and MST II, State Street keeps the books of account for the Fund.

Transfer and Dividend Disbursing Agent. PFPC Inc. (“Transfer Agent”) located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency agreement with MST, MST II and @Vantage under which the Transfer Agent (i) issues and redeems shares of the Fund; (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (iii) maintains shareholder accounts; (iv) responds to correspondence by shareholders of the Fund; (v) makes periodic reports to the Board concerning the operations of the Fund; and (vi) conducts certain anti-money laundering activities on behalf of the Fund.

Comerica. As stated in the Fund’s Prospectus, Class K Shares of the Fund are sold to customers of banks and other institutions that have entered into agreements with MST providing for shareholder services for their customers. Presently, Class K shares are almost exclusively sold to customers of Comerica Bank, its affiliates and subsidiaries.

Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receive a separate fee for their respective services. In approving the Administration Agreement, the Custodian Contract and the Transfer Agency Agreement, the Board considered the services that are to be provided under their respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of the Fund and whether or not the Custodian or the Transfer Agent is affiliated with the Fund or the Advisor. The Board also considered its responsibilities under Federal and state law in approving these agreements.

Except as noted in this SAI, the Fund’s service contractors bear all expenses in connection with the performance of their services and the Fund bears the expenses incurred in its operations. Expenses borne by the Fund include, but are not limited to, fees paid to the Advisor, the Administrator, the Custodian and the Transfer Agent; fees and expenses of officers and the Board; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders’ meetings and proxy solicitations; fidelity bond and directors’ and officers’ liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of MST, MST II or @Vantage that are not readily identifiable as belonging to a particular investment portfolio are allocated among all investment portfolios of MST, MST II and @Vantage by or under the direction of the Board in a manner that the Board determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by the Fund in addition to the other series of MST and MST II, as applicable. The Advisor, the Administrator, the Custodian and the Transfer Agent may voluntarily waive all or a portion of their respective fees and/or reimburse certain Fund expenses from time to time.

CODES OF ETHICS

The Funds and the Advisor have each adopted a code of ethics as required by applicable law, which is designed to, among other things, prevent affiliated persons of the Funds and the Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics may be examined at the office of the SEC in Washington, DC or on the Internet from the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor causes investment decisions for the Fund to be made and oversees the placement of purchase and sale orders for portfolio securities on behalf of the Fund.

Consistent with the Advisory Agreement, the Advisor selects broker-dealers to execute transactions on behalf of the Fund using its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor considers all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, anonymity and confidentiality, promptness, the quality of any research provided (i.e., quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker), the net results of specific transactions, the difficulty of execution, the size of the order, the operational facilities of the broker-dealer, the broker-dealer’s risk in positioning a block of securities, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. While the Advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The Advisor may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Fund should understand that the services provided by such brokers may be useful to the Advisor in connection with the Advisor’s services to other clients.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor by the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges generally involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions that are generally fixed.

Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a “net” basis (i.e., without commission), or directly with the issuer. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor believes such practice to be in the Fund’s best interests.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Advisor believes to be equitable to each such account. Although the Advisor seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

The Fund will not purchase any securities while the Advisor or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities except pursuant to procedures adopted by the Board, in accordance with Rule 10f-3 under the 1940 Act.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor and their affiliates are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

Information on brokerage commissions paid by the Fund and its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) is not provided because the Fund had not commenced operations prior to the date of this SAI.

The portfolio turnover rate of the Fund is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Fund during the year. The Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year.

Information on the portfolio turnover rate of the Fund is not provided because the Fund had not commenced operations prior to the date of this SAI. Significant changes in turnover rates from year to year are primarily due to varying levels of purchase and redemption activity in Fund shares. As the level or direction of transactions in Fund shares varies, portfolio managers must manage cash and make purchase and sale decisions in response to Fund share transactions. To the extent the Fund has foreign currency exposure, the effect of these fluctuations can be multiplied.

ADDITIONAL PURCHASE, REDEMPTION, EXCHANGE AND

CONVERSION INFORMATION

Purchases. As described in the Prospectus (including the Shareholder Guide), shares of the Fund may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker, financial advisor or other intermediary. The Fund has authorized one or more financial service institutions to receive on their behalf purchase orders. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive purchase orders on behalf of the Fund. To the extent permitted by law, the Fund will be deemed to have received a purchase order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the Fund’s net asset value next computed after they are received by an authorized financial services institution or its authorized designee.

In-Kind Purchases. Payment for shares of the Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurance that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities. Call the Fund at (800) 438-5789 for more information.

Dealer Reallowances. At the time of purchase, the Distributor will generally pay a commission (as a percentage of the offer price) to the broker of record as follows:

•	Class A Shares of the Fund

Amount of Purchase	Commission
Less than $25,000	5.00%
$25,000 up to $50,000	4.75%
$50,000 up to $100,000	4.00%
$100,000 up to $250,000	3.25%
$250,000 up to $500,000	2.25%
$500,000 up to $1 million	1.25%
$1 million or more	See below*

*	For investments of $1 million or more, the Distributor will pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows:

1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million.

•	Class B Shares of the Fund: 4.00%

•	Class C Shares of the Fund: 1.00%

Employee Benefit Plan Sales Charge Waivers for Class A Shares. The Fund may waive the initial sales charge on purchases of Class A shares by employer sponsored retirement plans that are (i) qualified under Section 401(a) or Section 403(b) of the Internal Revenue Code and (a) that invest $1,000,000 or more in Class A shares offered by The Munder Funds, (b) that have at least 75 eligible plan participants or (c) for which certain types of shareholder services are provided to plan participants pursuant to an agreement with the Fund; (ii) administered by BISYS (formerly Universal Pensions, Inc.) for employees participating in an employer-sponsored or administered retirement program under Section 408A of the Internal Revenue Code; or (iii) administered by Merrill Lynch Group Employee Services (“Merrill Lynch”) if (a) the plan’s recordkeeper on a daily valuation basis is Merrill Lynch and, on the date the plan sponsors signs the Merrill Lynch Recordkeeping Service Agreement, the plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund’s distributor and in funds advised or managed by MLAM (collectively “Applicable Investments”), (b) the plan’s recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or (c) the plan has 5000 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement. In addition, we will waive the CDSC of 1% charged on certain redemptions within one year of purchase for such accounts.

CMS Energy Sales Charge Waiver for Class A Shares. The Fund may waive the initial sales charge on purchases of Class A shares for employees of CMS Energy. The sales charge will only be waived if the CMS employee is participating in a Munder prototype Roth IRA plan by way of payroll deduction from CMS.

Investment Minimums. All initial Fund purchases are subject to the per-Fund investment minimums stated in the Prospectus. If an investment in Class A, Class B or Class C shares of the Fund falls below the applicable minimum, a $6 quarterly fee, to be paid by liquidating shares, may be charged to that account. If a contingent deferred sales charge (“CSDC”) applies on the shares liquidated to pay this fee, it will be included in the $6 charge; that is, only $6 worth of shares in your account will be redeemed during any quarter.

Retirement Plans. Shares of the Fund may be purchased in connection with various types of tax-deferred retirement plans, including traditional and Roth individual retirement accounts (“IRAs”), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans), simplified employee pension IRAs and Education Savings Accounts (“ESAs”). An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is charged to all IRA, 403(b) and ESA accounts. This fee must be paid in December of each year and may be paid by check or by liquidating shares from the account. Any applicable CDSC will be waived on shares liquidated to pay to the fee.

Redemptions. The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper form. The redemption proceeds will be reduced by the amount of any applicable CDSC and/or short-term trading fee.

Redemption proceeds are normally paid in cash; however, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

The Fund has authorized one or more financial service institutions to receive on its behalf redemption orders. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive redemption orders on behalf of the Fund. To the extent permitted by law, the Fund will be deemed to have received a redemption order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the Fund’s net asset value next computed after they are received by an authorized financial services institution or its authorized designee.

Contingent Deferred Sales Charges. For Class A shares that were purchased without paying a sales charge as part of a $1 million investment, a CDSC will apply to redemptions made within one year of purchase if a sales commission was paid by the Fund at the time of the initial investment. Subject to any applicable waivers, a CDSC will also apply to redemptions of Class B shares within six years of purchase and to redemptions of Class C shares within one year of purchase. The Prospectus describes the applicable CDSC schedules.

The holding period for Class A, Class B or Class C shares of the Fund acquired through an exchange will be calculated from the date that the initial purchase of Class A, Class B or Class C shares, as applicable, was made. For Class A shares of the Fund acquired through an exchange, the applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

Contingent Deferred Sales Charge Waivers for Class B Shares. In addition to the waivers described in the Prospectus and Shareholder Guide, the Fund will waive the CDSC payable upon redemptions of Class B shares of the Fund made from an IRA or other individual retirement plan account established through Comerica Securities, Inc. after the shareholder has reached age 59 1/2 and after the eighteen month anniversary of the purchase of Fund shares.

The Fund will also waive the CDSC payable on redemptions of Class B shares by plans administered by Merrill Lynch that would be eligible for the Class A shares sale charge waivers described above.

Involuntary Redemptions. The Fund may involuntarily redeem any account if its value falls below the applicable minimum initial investment for the account, or $2,500, whichever is lower. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to the required level. The Fund may also redeem an account involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

Conversion of Class B Shares to Class A Shares. Class B shares of the Fund will automatically convert to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance of such Class B shares.

Telephone Exchanges. The Fund reserves the right at any time to suspend or terminate the telephone exchange privilege or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Fund nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine. The procedures currently include a recorded verification of the shareholder’s name, account number and other identifying information, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

Other Purchase and Redemption Information. The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, the Fund may also suspend or postpone the recording of the transfer of its shares.

In addition, the Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. The Fund may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund’s shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. An investor’s broker will provide them with specific information about any processing or service fees they will be charged.

NET ASSET VALUE

Equity securities traded on a national securities exchange, except for securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market, are valued at the last sale price. If there were no sales of such securities on the date of valuation, but where closing bid and asked prices for such day are available, then such securities may be valued, subject to approval by the Pricing Committee, at the mean between the most recently quoted bid and asked prices. Equity securities traded in the Nasdaq

National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price (“NOCP”), unless the NOCP is not available, in which case the value will be the Consolidated Closing Price (“CCP”) reported by Nasdaq. The NOCP will be calculated at 4:00:02 p.m. Eastern time on each business day as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, then the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the evaluated bid prices.

In the event that market quotations, as described above, are not readily available for any security, the security may be valued using pricing services or broker-dealer quotations. The Fund may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. If a pricing service cannot provide a valuation for the security, the security may be valued by using quotations from a broker-dealer selected by the Advisor.

Where no last sales price is available for a Depositary Receipt (defined to include an ADR, GDR, EDR or NYR) on the exchange or market where it is principally traded, the Depositary Receipt will be valued at the closing sales price of its underlying security on the security’s principal foreign exchange, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued at the mean between the most recently quoted bid and asked prices of its underlying security on the valuation date, multiplied by (i) the relevant exchange rate and (ii) the conversion rate of the Depositary Receipt to one share of its underlying security.

Securities which are principally traded outside of the U.S. are valued at the last quoted sales price on the security’s principal exchange or market, except for less actively-traded securities trading on the London Stock Exchange, generally referred to as “Non-SETS” traded securities the closing price will be the mid-price between the bid and ask prices. All other securities traded on the London Stock Exchange are valued at the last quoted sales price or other closing price determined by the London Stock Exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the prevailing exchange rate at the close of the London Stock Exchange.

Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed, but prior to the calculation of the Fund’s net asset value that is likely to materially affect the value of any foreign security held by the Fund (i.e., a “significant event”), the security will be valued by the Fund’s Pricing Committee, which is made up of the Advisor’s officers and employees as designated from time to time by management of the Advisor, using pricing procedures that have been approved by the Board in order to determine the security’s fair value. The procedures require the Fund’s Pricing Committee to meet when a security’s market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of the Fund’s portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for the Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two voting members of the Pricing Committee are required to approve a valuation determination or procedural change. However, due to the unexpected nature of many day-to-day pricing matters and the limited amount of time available to make a pricing determination, a single member of the Pricing Committee may act on behalf of the full Committee when the other members are not readily available to participate in the determination before the applicable deadline.

Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by the Fund include governmental actions, natural disasters, and armed conflicts.

In addition to fair valuations made by the Fund’s Pricing Committee with respect to significant events, restricted and illiquid securities (including venture capital investments) and securities and assets for which a current market price is not readily available will be valued by the Fund’s Pricing Committee at their fair value pursuant to pricing procedures adopted by the Fund’s Board.

Minutes of all Pricing Committee meetings are reviewed by the Advisor and provided to the Board at its next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board’s input on any particular issue.

All cash, receivables and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board.

PERFORMANCE INFORMATION

From time to time, quotations of the Fund’s performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Average Annual Total Returns. “Average annual total return” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)[n]=ERV

Where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years.
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, assuming reinvestment of all dividends and distributions.

Average Annual Total Return After Taxes on Distributions. “Average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

        P(1+T)n=ATVD

Where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years.
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Return After Taxes on Distributions and Redemptions. “Average annual total return after taxes on distributions and redemptions” are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)[n]=ATVDR
Where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years.
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Non-Standardized Performance - Aggregate Total Return. The Fund, if it advertises its “aggregate total return,” will compute such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

ERV-1
Aggregate Total Return =	P

The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected.

The ending redeemable value (variable “ERV” in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Fund’s average annual total return and load adjusted aggregate total return quotations for Class A shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares – currently 5.50% of the per share offering price for Class A shares of the Fund; and the Fund’s load adjusted average annual total return and load adjusted aggregate total return quotations for Class B shares will reflect any applicable CDSC; provided that the Fund may also advertise total return data without reflecting any applicable CDSC sales charge imposed on the purchase of Class A shares or Class B shares in accordance with the views of the SEC. Quotations that do not reflect the sales charge will, of course, be higher than quotations which do.

Additional Information. The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

From time to time, in advertisements or in reports to shareholders, the Fund’s yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives or compared to stock or other relevant indices. In addition, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of the Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

TAXES

The following summarizes certain additional Federal and state income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

General. The Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (“Distribution Requirement”) and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (“Income Requirement”).

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trade or business.

Distributions of net investment income received by the Fund from investments in debt securities and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. The Fund expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations.

In the case of corporate shareholders, distributions of the Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of “qualifying dividends” received by the Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a “qualifying dividend” if it has been received from a domestic corporation.

Current tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains. The new law also provides for “qualified dividend income” to be taxed to non-corporate shareholders at individual long-term capital gain rates to the extent the Fund receives qualified dividend income. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements (typically more than 60 days) for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the more than 60-day holding period requirements, generally apply to each shareholder’s investment in the Fund. The provisions of the Internal Revenue Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. Distributions from the Fund attributable to investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment company are not treated as “qualified foreign corporations.” The rate reductions do not apply to corporate taxpayers or to foreign shareholders. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. Further, because many companies in which the Fund invests do not pay significant dividends on their stock, the Fund may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund’s current and accumulated earnings and profits.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Fund each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

The Fund will be required in certain cases to withhold and remit to the United States Treasury at the current rate of 28% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

Disposition of Shares. Upon the redemption or sale of shares of the Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Any such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, generally, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires the shares of the same or another fund and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of regulated investment company shares. The term “reinvestment right” means any right to acquire shares of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code Section 1234. Pursuant to Internal Revenue Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked to market” (that is, treated as sold at fair market value), with the result that unrealized gains or losses are treated as though they were realized.

Generally, hedging transactions, if any, undertaken by the Fund may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be more than or less than the distributions of a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures or forward contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” instead to be taxed at the rate of the tax applicable to ordinary income.

Constructive Sales. IRS rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Currency Fluctuations - “Section 988” Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures, and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies. The Fund may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets, or 75% or more of its gross income is passive income. If the Fund receives a so-called “excess distribution” with respect to PFIC shares, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Redemption Fee. For convenience, the redemption fee is referred to as a fee, but the overall arrangement in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption fee are not entirely clear. Although there is some authority to the effect that a mutual fund would recognize taxable income in such circumstances, there is also authority, which the Funds intend to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the Fund’s tax treatment of this arrangement on this basis or for other reasons.

State, Local and Foreign Taxes. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation.

Foreign Shareholders. The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. The foregoing discussion relates only to U.S. Federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S.

persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Under recently enacted legislation, the Fund would be able to designate certain distributions as being derived from net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. The new provision would apply with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. It should also be noted that the provision does not eliminate all withholding on distributions by a registered investment company to foreign investors. Distributions that are derived from dividends on corporate stock or from ordinary income other than interest would still be subject to withholding. As an example, foreign currency gains and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors.

Other Taxation. Distributions by the Fund and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment.

Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund and particular questions of U.S. Federal, state and local taxation.

ADDITIONAL INFORMATION CONCERNING SHARES

MST is a Delaware statutory trust. Under the Declaration of Trust, the beneficial interest in MST may be divided into an unlimited number of full and fractional transferable shares. MST’s Declaration of Trust authorizes the Board to classify or reclassify any authorized but unissued shares of MST into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Pursuant to such authority, MST’s Board has authorized the issuance of an unlimited number of shares of beneficial interest of MST, representing interests in the Fund. The Fund offers Class A, Class B, Class C, Class K, Class R and Class Y shares.

The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Multi-Class Plan”) on behalf of the Fund. The Multi-Class Plan provides that each class of shares of the Fund is identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

In the event of a liquidation or dissolution of MST or an individual Munder Fund, shareholders of a particular Munder Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Fund and, other Funds, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of the Fund are entitled to participate in the net distributable assets of the particular Fund involved based on the number of shares of the Fund that are held by each shareholder.

Holders of all outstanding shares of the Fund will vote together in the aggregate and not by class on all matters, except that only Class A shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to the Fund’s Class A shares, only Class B shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to the Fund’s Class B shares, only Class C shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to the Fund’s Class C shares, only Class K shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to the Fund’s Class K shares and only Class R shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to the Fund’s Class R shares. Further, shareholders of all of the Munder Funds, including the Fund, as well as those of any other investment portfolio now or hereafter offered by MST, will vote together in the aggregate and not separately on the Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as MST, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund affected by the matter. The Fund is affected by a matter unless (i) it is clear that the interests of the Fund in the matter are substantially identical to the other Funds or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement, sub-advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of MST voting together in the aggregate without regard to a particular Fund.

Shares of MST have non-cumulative voting rights and, accordingly, the holders of more than 50% of MST’s outstanding shares (irrespective of class) may elect all of the trustees. Shares of the Fund have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and SAI, shares will be fully paid and non-assessable by MST.

Shareholder meetings to elect Trustees will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders of MST shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

MST’s Declaration of Trust, as amended, authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a series or a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more series or classes of shares into money and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at their net asset value; or (iii) combine the assets belonging to a series or class of shares with the assets belonging to one or more other series or classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any series or class participating in such combination and, in connection therewith, to cause all outstanding shares of any such series or class to be redeemed or converted into shares of another series or class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. MST’s Board of Trustees may authorize the termination of any series class of shares after the assets belonging to such series or class have been distributed to its shareholders.

Notwithstanding any provision of law requiring a greater vote of MST’s shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by MST’s Declaration of Trust, MST may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding shares of beneficial interest of the Fund and MST’s other funds, if any (voting together without regard to class). In any vote submitted to shareholders of the Fund, each whole share held by a shareholder will be entitled to one vote for each share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

OTHER INFORMATION

Legal Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Fund and serves as counsel to the Fund. The law firm of Morgan, Lewis & Bockius, 1800 M Street, NW, Washington, DC 20006, serves as counsel to the Non-Interested Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 serves as the independent registered public accounting firm.

Control Persons and Principal Holders of Securities. The Fund was not open for investment prior to the date of this SAI and therefore no person owned of record or was known by the Fund to own beneficially 5% or more of any class of the Fund. Comerica Bank, as agent or trustee for its customers, may in the future hold of record more than 25% of the outstanding shares of each of the Fund. As a result Comerica Bank may be deemed to have control of the Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund.

Shareholder Approvals. As used in this SAI and in the Prospectus, a “majority of the outstanding shares” of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

REGISTRATION STATEMENT

This SAI and the Fund’s Prospectus do not contain all the information included in MST’s registration statement filed with the SEC under the 1933 Act with respect to the Fund and securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC’s website at http://www.sec.gov.

Statements contained herein and in the Fund’s Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to MST’s registration statement, each such statement being qualified in all respects by such reference.

ANNUAL FUND OPERATING EXPENSES

Unless otherwise noted, the Fund’s expense ratio, identified as “Annual Fund Operating Expenses” in the Prospectus expense tables, reflects the Fund’s estimated actual operating expenses for the current fiscal year as a percentage of the Fund’s average net assets for the year. Because the percentage is based on the Fund’s “average” net assets over a period of one year which has been estimated since the Fund has no historical information as of the date of this SAI, it does not identify what the expense ratio would be at asset levels that differ from the estimated average, and the estimated average may not accurately reflect the actual average net assets of the Fund. Asset levels that are substantially higher or lower than the estimated average may result in substantially lower or higher expense ratios. The Fund, with a sizable percentage of non-asset-based fees, which experiences a significant asset decline during a fiscal year, may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-asset-based fees. Depending on the circumstances, the Fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include transfer agency, sub-accounting, and sub-transfer agency, printing, custody (out-of-pocket), audit and legal fees.

FINANCIAL STATEMENTS

There is no financial information for the Fund since the Fund had not yet commenced operations prior to the date of this SAI.

APPENDIX A

Rated Investments

Corporate Bonds

From Moody’s Investors Services, Inc. (“Moody’s”) description of its bond ratings:

“Aaa”: Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”: Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in “Aaa” securities.

“A”: Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”: Bonds which are rated “Baa” are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”: Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”: Bonds which are rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”: Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

From Standard & Poor’s Corporation(“S&P”) description of its bond ratings:

“AAA”: An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”: An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B” and “CCC”: Obligations rated “BB,” “B” and “CCC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CCC” the higher. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”: An obligation rated “B” is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

From Fitch Ratings, Inc. (“Fitch”) description of its bond ratings:

“AAA”: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

“BB”: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as a result of economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon sustained, favorable business or economic environment.

“CCC,” “CC” and “C”: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business and economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

Commercial Paper

The following Moody’s designations indicate the relative repayment ability of rated issuers:

“Prime-1” or “P-1”: Issuers rated “Prime-1” (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” or “P-2”: Issuers rated “Prime-2” (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of “Prime-1” rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days.

“A-1”: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

“A-2”: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A Fitch short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F1”: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

APPENDIX B

The Fund may enter into futures and options transactions as described in the Statement of Additional Information. Certain futures transactions and options transactions are more fully described in this Appendix.

I.	Index Futures Contracts

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor’s 100 or indices based on an industry or market segment, such as oil and gas stocks.

Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will take a short position in index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund will take a long position in index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index made up of securities of a particular industry group. The Fund may also take a short position in futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

Examples of Stock Index Futures Transactions. The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

ANTICIPATORY PURCHASE HEDGE: Buy the Future

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures
-Day Hedge is Placed-
Anticipate buying $62,500 in Equity Securities	Buying 1 Index Futures at 125 Value of Futures = $62,500/Contract

-Day Hedge is Lifted-
Buy Equity Securities with Actual Cost = $65,000 Increase in Purchase Price = $2,500	Sell 1 Index Futures at 130 Value of Futures = $65,000/Contract Gain on Futures = $2,500

HEDGING A STOCK PORTFOLIO: Sell the Future

Hedge Objective: Protect Against Declining

Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000

Value of Futures Contract - 125 X $500 = $62,500

Portfolio Beta Relative to the Index = 1.0

Portfolio	Futures
-Day Hedge is Placed-
Anticipate Selling $1,000,000 in Equity Securities	Sell 16 Index Futures at 125 Value of Futures = $1,000,000

-Day Hedge is Lifted-
Equity Securities - Own Stock with Value = $960,000 Loss in Portfolio Value = $40,000	Buy 16 Index Futures at 120 Value of Futures = $960,000 Gain on Futures = $40,000

II.	Margin Payments

Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or designate on the records of the Fund’s Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The instruments underlying the futures contracts are marked-to-market daily and the Fund may be required to designate additional assets on the records of the Custodian so that the amount so designated will at all times equal the notional value of the futures contract less any initial margin. For example, when a particular Fund has purchased a futures contract and the price of the contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to designate additional assets on the records of the Fund’s custodian. At any time prior to expiration of the futures contract, the Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.	Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline. If this occurs, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

IV.	Currency Transactions

The Fund may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency futures, options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in the SAI. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P® or Moody’s, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German mark (the “D-mark”), the Fund holds securities denominated in shillings and the Advisor believes that the value of the schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will designate liquid, high-grade assets on the books of the Fund’s Custodian to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying currency.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close to positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

V.	Options

The Fund may write call options, buy put options, buy call options and write put options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign securities, see Currency Transactions above.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.

Effecting a closing sale transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The Fund will determine the exercise price of the call based upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

In the case of writing a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by the Fund’s Custodian. For a call option on an index, the option is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with the Fund’s Custodian. The Fund will limit its investment in uncovered put and call options purchased or written by the Fund to 5% of the Fund’s total assets. The Fund will write put options only if they are “secured” by cash or cash equivalents in a segregated account with the Fund’s Custodian in an amount not less than the exercise price of the option at all times during the option period.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Fund may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a Fund.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer, that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

VI.	Options on Futures Contracts

The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.	Other Matters

Accounting for futures contracts will be in accordance with generally accepted accounting principles.

PART C

OTHER INFORMATION

Item 23. Exhibits
(a)(i)	Certificate of Trust of the Registrant is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed with the Commission on February 3, 2003.

(a)(ii)	Declaration of Trust of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

(a)(iii)	Amended Schedule A dated May 18, 2004 to the Declaration of Trust of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(b)	By-Laws of the Registrant dated May 20, 2003, are incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 26, 2003.

(c)	Not Applicable.

(d)(i)	Combined Investment Advisory Agreement dated June 13, 2003, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder Funds, Inc. and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 26, 2003.

(d)(ii)	Amendment No. 1 to the Combined Investment Advisory Agreement dated October 30, 2003, among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(d)(iii)	Amendment No. 2 to the Combined Investment Advisory Agreement dated May 18, 2004, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(d)(iv)	Amendment No. 3 to the Combined Investment Advisory Agreement dated August 10, 2004, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(d)(v)	Investment Advisory Agreement dated April 30, 2003, between Registrant and World Asset Management, a division of Munder Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 26, 2003.

(d)(vi)	Amendment No. 4 to the Combined Investment Advisory Agreement dated February 25, 2005, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 29, 2005.

(d)(vii)	Form of Amendment No. 5 to the Combined Investment Advisory Agreement dated February 25, 2005, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on May 11, 2005.

(e)(i)	Combined Distribution Agreement dated June 13, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2003.

(e)(ii)	Amendment #1 to Combined Distribution Agreement dated August 12, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2003.

(e)(iii)	Amendment #2 to Combined Distribution Agreement dated March 1, 2004, by and among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(e)(iv)	Form of Amendment #3 to Combined Distribution Agreement dated February 25, 2005, by and among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on May 11, 2005.

(e)(v)	Form of Amendment #4 to Combined Distribution Agreement dated February 25, 2005, by and among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on May 11, 2005.

(f)	Not Applicable.

(g)(i)	Master Custodian Agreement dated September 26, 2001, by and among The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

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(g)(ii)	Amendment No. 1 to Master Custodian Agreement dated June 1, 2002, by and among The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

(g)(iii)	Amendment No. 2 to Master Custodian Agreement dated April 30, 2003, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 26, 2003.

(g)(iv)	Amendment No. 3 to Master Custodian Agreement dated June 13, 2003, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

(g)(v)	Amendment No. 4 to Master Custodian Agreement dated June 13, 2003, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 28, 2004.

(g)(vi)	Form of Amendment No. 5 to Master Custodian Agreement dated February 25, 2005, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on May 11, 2005.

(g)(vii)	Form of Amendment No. 6 to Master Custodian Agreement dated February 25, 2005, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on May 11, 2005.

(h)(i)	Combined Administration Agreement dated October 30, 2003 and Schedule A dated August 10, 2004, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), Munder @Vantage Fund and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(h)(ii)	Combined Transfer Agency and Registrar Agreement dated June 13, 2003, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

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(h)(iii)	Amendment to the Combined Transfer Agency and Registrar Agreement dated June 30, 2003 by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

(h)(iv)	Amended Schedule A and Schedule C each dated October 1, 2003 and Schedule D dated July 1, 2003 to the Combined Transfer Agency and Registrar Agreement by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. are incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 28, 2004.

(h)(v)	Amendment to the Combined Transfer Agency and Registrar Agreement dated October 1, 2004 by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(h)(vi)	Amended Schedule D to the Combined Transfer Agency and Registrar Agreement dated July 1, 2004 by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on February 28, 2005.

(h)(vii)	Form of Amendment to the Combined Transfer Agency and Registrar Agreement dated February 25, 2005 by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on May 11, 2005.

(h)(viii)	Amended Schedule A dated February 25, 2005 to the Combined Administration Agreement dated October 30, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), Munder @Vantage Fund and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 29, 2005.

(h)(ix)	Form of Amended Schedule A dated February 25, 2005 to the Combined Administration Agreement dated October 30, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), Munder @Vantage Fund and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on May 11, 2005.

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(h)(x)	Form of Exhibit 1 to the Combined Transfer Agency and Registrar Agreement dated February 25, 2005 by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on May 11, 2005.

(i)(i)	Opinion and Consent of Counsel is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed with the Commission on February 3, 2003.

(i)(ii)	Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2003.

(i)(iii)	Opinion and Consent of Counsel with respect to the Munder Small-Mid Cap Fund is filed herein.

(j)	Not Applicable.

(k)	Not Applicable.

(l)	Initial Subscription Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

(m)	Combined Distribution and Service Plan dated February 25, 2005, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on February 28, 2005.

(n)	Amended and Restated Multi-Class Plan dated February 25, 2005, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on February 28, 2005.

(p)	Code of Ethics of The Munder Funds and Munder Capital Management effective January 3, 2005, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on February 28, 2005.

(q)(i)	Powers of Attorney are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

(q)(ii)	Power of Attorney is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(q)(iii)	Power of Attorney is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 29, 2005.

Item 24. Persons Controlled by or under Common Control with Registrant

Not Applicable.

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Item 25. Indemnification

Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 17 of the form of Distribution Agreement filed as Exhibit (e) to the Registrant’s Registration Statement. Indemnification of Registrant’s Custodian is provided for, respectively, in Section 14 of the Master Custodian Agreement filed as Exhibit (g) to the Registrant’s Registration Statement. Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

In addition, Section 3 of Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(ii) to the Registrant’s Registration Statement provides that, subject to certain exceptions and limitations contained in the Declaration of Trust, each Trustee or officer of the Registrant (“Covered Person”) shall be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.

The Registrant’s financial obligations arising from the indemnification provided herein or in the By-Laws may be insured by policies maintained by the Registrant, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Registrant’s personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

Expenses in connection with the defense of any proceeding of the character described in paragraph (a) of Section 3 may be advanced by the Registrant (or its series) from time to time prior to final disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Registrant (or series) if it is ultimately determined that he is not entitled to indemnification under Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither “interested persons” of the Registrant nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

Section 2 of Article VII of the Registrant’s By-Laws filed as Exhibit (b) to the Registrant’s Registration Statement further provides that, with respect to indemnification of the Trustees and officers, the Registrant shall, subject to certain exceptions and limitations, indemnify its Trustees and officers to the fullest extent consistent with state law and the 1940 Act. Without limitation of the foregoing, the Registrant shall indemnify each person who was or is a party or is threatened to be made a party to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Registrant, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The Registrant may, to the fullest extent

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consistent with law, indemnify each person who is serving or has served at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, against judgments, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The indemnification and other rights provided by Article VII shall continue as to a person who has ceased to be a Trustee or officer of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended (“1940 Act”), and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Section 7 of Article III of the Registrant’s Declaration of Trust, filed as Exhibit (a)(ii) to the Registrant’s Registration Statement, also provides for the indemnification of shareholders of the Registrant. Section 7 states as follows:

If any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust, on behalf of the applicable Series, may, at its option, assume the defense of any such claim made against such Shareholder. Neither the Trust nor the applicable Series shall be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without the prior written notice to, and consent of, the Trust.

Item 26. Business and Other Connections of Investment Advisors

(a) Munder Capital Management performs investment advisory services for Registrant and other investment companies and institutional and individual investors. The general partners of Munder Capital Management are WAM Holdings, Inc. (“WAM”), WAM Holdings II, Inc. (“WAM II”) and Munder Group, LLC. WAM and WAM II are wholly-owned subsidiaries of Comerica Bank, which in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. Comerica Incorporated, through its subsidiary Comerica Bank, owns or controls approximately 95% of the partnership interests in Munder Capital Management (86% on a fully diluted basis).

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Executive Officers of Munder Capital Management include:

Dennis J. Moordian, Chief Executive Officer;

Enrique Chang, President and Chief Investment Officer, who also serves as President and Principal Executive Officer of The Munder Funds;

Peter K. Hoglund, Managing Director and Chief Administrative Officer, who also serves as Vice President and Principal Financial Officer of The Munder Funds;

Todd B. Johnson, Managing Director and Chief Investment Officer – Passive Investments;

Peter G. Root, Managing Director and Chief Investment Officer – Fixed Income, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.;

Stephen J. Shenkenberg, Managing Director, General Counsel, Chief Compliance Officer and Secretary, who also serves as Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer of The Munder Funds and is a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.;

John S. Adams, Managing Director and Chief Investment Officer – Equities; who is also a Registered Representative for the Funds Distributor, Inc. An affiliate of the BISYS Group, Inc.;

Sharon E. Fayolle, Managing Director, Cash Management, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.;

James V. FitzGerald, Managing Director, Retail Marketing, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.;

Anne K. Kennedy, Managing Director, Institutional Investment Services, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.; and

Beth A. Obear, Managing Director, Human Resources.

For further information relating to the Advisor’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 - SEC File No. 801-43894.

Item 27. Principal Underwriters

(a) Funds Distributor, Inc. (“FDI” or the “Distributor”), is located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI is an indirectly wholly-owned subsidiary of The BISYS Group, Inc, located at 90 Park Avenue, New York, New York 10016. FDI acts as principal underwriter of the following investment companies other than the Registrant: GMO Trust, Merrimac Series, Munder Series Trust II (fka The Munder Framlington Funds Trust), Skyline Funds, TD Waterhouse Family of Funds, Inc., TD Waterhouse Trust and TD Waterhouse Plus Funds, Inc.

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(b)

Name and Principal Business Address	Position and Offices with Funds Distributor, Inc.	Position and Offices with Registrant
William J. Tomko	President	None
Edward S. Forman	Secretary and Director	None
Robert A. Bucher	Financial and Operations Principal	None
Richard F. Froio	Vice President and Chief Compliance Officer	None
Charles L. Booth	Vice President & Assistant Compliance Officer	None
James L. Fox	Director	None
Stephen E. Hoffman	Treasurer	None

(c) Not Applicable

Item 28. Location of Accounts and Records

(a) Munder Capital Management, 480 Pierce Street or 255 East Brown Street, Birmingham, Michigan 48009 (records relating to its functions as investment advisor and administrator);

(b) Funds Distributor, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 (records relating to its functions as distributor);

(c) PFPC Inc., 101 Federal Street, Boston, Massachusetts 02110 or 4400 Computer Drive, Westborough, Massachusetts 01581 (records relating to its functions as transfer agent); and

(d) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its functions as custodian and sub-administrator).

Item 29. Management Services

Not Applicable

Item 30. Undertakings

Not Applicable

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham and The State of Michigan, on the 28th day of June, 2005.

MUNDER SERIES TRUST

/s/ Enrique Chang
By:	Enrique Chang, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities on the date(s) indicated.

Signatures	Title	Date
*/s/ David J. Brophy David J. Brophy	Trustee	June 28, 2005

*/s/ Joseph E. Champagne Joseph E. Champagne	Trustee	June 28, 2005

*/s/ Thomas D. Eckert Thomas D. Eckert	Trustee	June 28, 2005

*/s/ John Engler John Engler	Trustee	June 28, 2005

*/s/ Michael T. Monahan Michael T. Monahan	Trustee	June 28, 2005

*/s/ Arthur T. Porter Arthur T. Porter	Trustee	June 28, 2005

*/s/ John Rakolta, Jr. John Rakolta, Jr.	Trustee	June 28, 2005

*/s/ Lisa A. Payne Lisa A. Payne	Trustee	June 28, 2005

/s/ Enrique Chang Enrique Chang	President (Principal Executive Officer)	June 28, 2005

/s/ Peter K. Hoglund Peter K. Hoglund	Vice President (Principal Financial Officer)	June 28, 2005

/s/ Cherie N. Ugorowski Cherie N. Ugorowski	Treasurer (Principal Accounting Officer)	June 28, 2005

* By:	/s/ Stephen J. Shenkenberg
Stephen J. Shenkenberg
as Attorney-in-Fact

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MUNDER SERIES TRUST

EXHIBIT INDEX

Exhibit
(i)(iii)	Opinion and Consent of Counsel with respect to the Munder Small-Mid Cap Fund